As filed with the Securities and Exchange Commission on March 3, 2000

Securities Act File No. 333-72239 Investment Company Act File No. 811-08797

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 1 and/or	| | | | |X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 18  (Check appropriate box or boxes)	| | |X|

Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. (Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (888) 763-2260

Jeffrey M. Peek P.O. Box 9011 Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:
Joel H. Goldberg, Esq.	and
Swidler Berlin Shereff Friedman, LLP		Robert E. Putney, III, Esq.
The Chrysler Building, 405 Lexington Avenue		P.O. Box 9011
New York, New York 10174		Princeton, New Jersey 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:

| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Mercury Asset Management Master Trust has also executed this Registration Statement.

Mercury Global Balanced Fund OF MERCURY ASSET MANAGEMENT FUNDS, INC.

PROSPECTUS • MARCH 3, 2000

[PHOTO]

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

M E R C U R Y ASSET MANAGEMENT

Table of Contents

PAGE
[ICON]	FUND FACTS
	About Mercury Global Holdings Fees and Expenses	2 6

[ICON]	ABOUT THE DETAILS
	How the Fund Invests Investment Risks	8 10
[ICON]	ACCOUNT CHOICES
	Pricing of Shares How to Buy, Sell, Transfer and Exchange Shares Fee-Based Programs	16 21 25

[ICON]	THE MANAGEMENT TEAM
	Management of the Fund Master/Feeder Structure Financial Highlights	28 30 31
[ICON]	TO LEARN MORE
	Shareholder Reports Statement of Additional Information	Back Cover Back Cover

MERCURY GLOBAL BALANCED FUND

[ICON] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Bonds — debt obligations issued by governments, corporations and other issuers.

Common Stock — shares of ownership of a corporation.

Preferred Stock — class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Convertible Securities — corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of other securities (usually common stock) at a set price or formula.

MSCI World Index — the Morgan Stanley Capital International World Index is an unmanaged index of stock prices of developed markets located in countries throughout the world.

ABOUT THE MERCURY GLOBAL BALANCED FUND

What is the Fund’s investment objective?

The investment objective of the Fund is to seek a combination of long-term capital growth and current income. The Fund’s portfolio is managed in two segments, an equity segment and a bond segment.

What are the Fund’s main investment strategies?

The Fund invests in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund’s neutral position consists of approximately 60% of its portfolio in stocks and 40% in bonds, although the Fund may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions.

We cannot guarantee that the Fund will achieve its objective.

Equity Portion

For the equity portion of its portfolio, the Fund invests primarily in stocks of companies located in the U.S. and other developed countries that Fund management believes are undervalued or have good prospects for earnings growth. A company’s stock is considered to be undervalued when its price is less than what Fund management believes it is worth. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. The Fund also allocates investments to particular countries when Fund management believes, based on an evaluation of economic, political and social factors, that the country’s economy presents good prospects for overall economic growth. The Fund may purchase common stock, preferred stock and convertible securities and other instruments. The Fund may invest in securities issued by companies of all sizes, but will focus mainly on medium and large companies. The Fund will only invest in companies located in countries that are included in the MSCI World Index.

Bond Portion

For the bond portion of its portfolio, the Fund invests primarily in bonds issued by the U.S. government and governments (including foreign states, provinces and municipalities) of other developed countries.

2	MERCURY GLOBAL BALANCED FUND

[ICON] Fund Facts

Asset-Backed Securities — securities that give their holders the right to receive a portion of principal and/or interest payments made on a pool of loans, such as residential or commercial mortgage loans, or credit card debt.

Stripped Securities — securities that take two pieces of a debt security (principal and interest) and break them apart. The resulting two securities may be sold separately and may perform differently.

Salomon Smith Barney World Government Bond Index — an unmanaged index of government bond prices of developed markets located in countries throughout the world, hedged into dollars.

The Fund may also invest in bonds issued or guaranteed by agencies of the U.S. or foreign governments and supranational organizations such as the World Bank. The Fund may also invest in bonds, including convertible bonds, issued by corporations located in the U.S. or other developed countries, asset-backed securities, including mortgage-backed securities and stripped securities. The Fund limits its investments in bonds to those rated at least A by Moody’s Investors Services, Inc., Standard & Poor’s, or Fitch IBCA, Inc. or if unrated, considered by Fund management to be of comparable quality. of these, at least 80% will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. The Fund will only invest in securities of governmental or private issuers located in countries included in the Salomon Smith Barney World Government Bond Index. The bond portion of the Fund’s portfolio that is not denominated in U.S. dollars normally will be hedged into U.S. dollars in an effort to reduce the effect of currency fluctuations on the bond portion’s performance. In selecting bonds, Fund management considers, among other things, the yield a bond provides and whether the issuer of the bond has the ability to pay the interest and repay the principal. The Fund’s bond investments can have any maturity, and there are no limits on the average maturity of the bond portion of the Fund’s portfolio.

The Fund invests all of its assets in a Portfolio of Mercury Asset Management Master Trust that has the same goals as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Portfolio in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Portfolio in which the Fund invests.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may go up or down. These changes in the equity portion of the Fund’s investments may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. The Fund is also subject to the risk that the stocks the Fund’s adviser selects will underperform the stock markets or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

MERCURY GLOBAL BALANCED FUND	3

[ICON] Fund Facts

The bond portion of the Fund’s portfolio is subject to interest rate, credit, prepayment, extension and currency risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Prepayment and extension risk relate to asset-backed securities. Prepayment risk is the risk that in periods of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. This can reduce the yield to maturity on the security, and the Fund may receive a lower interest rate when it reinvests the proceeds. Extension risk is the risk that in periods of rising interest rates, borrowers may pay what they owe on the underlying assets more slowly than anticipated. As a result, the average maturity of the Fund’s portfolio will increase, thus increasing the Fund’s exposure to interest rate risk. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. Although Fund management will normally seek to reduce the effects of currency fluctuations on the bond portion of the Fund’s portfolio by using hedging techniques, the Fund is not required to hedge and may choose not to do so. At times, hedging instruments may not be available or cost effective. When the Fund does hedge, its techniques may not be successful.

In addition, because the Fund invests a significant portion of its assets in non-U.S. securities, the Fund is subject to additional risks. For example, the Fund’s securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities may also be less liquid, more volatile and harder to value than U.S. securities.

4	MERCURY GLOBAL BALANCED FUND

[ICON] Fund Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for both long-term growth and current income, and are willing to accept less of each in seeking a balance between the two
•	Want to diversify your holdings geographically through equity and debt investments in the U.S. and in countries outside the U.S.
•	Can tolerate the increased price volatility and currency fluctuations associated with investments in non-U.S. securities
•	Want a professionally managed and diversified portfolio
•	Are prepared to receive taxable short-term capital gains and ordinary income

MERCURY GLOBAL BALANCED FUND	5

[ICON] Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial consultants, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate dealers for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class I		Class A		Class B(b)		Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	4.00%	(c)	1.00%	(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund total assets)(e):

Management Fee(f)	0.60%		0.60%		0.60%		0.60%

Distribution and/or Service (12b-1) Fees(g)	None		0.25%		1.00%		1.00%

Other Expenses (including transfer agency fees)(h)	0.30%		0.30%		0.32%		0.30%
Administrative Fees(i)	0.20%		0.20%		0.20%		0.20%

Total Other Expenses	0.50%		0.50%		0.52%		0.50%

Total Annual Fund Operating Expenses	1.10%		1.35%		2.12%		2.10%

(a)	In addition, certain securities dealers may charge a fee to process a purchase or sale of shares.
(b)	Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses include the expenses of both the Fund and the Portfolio in which it invests.
(f)	Paid by the Portfolio. For the fiscal period ended November 30, 1999, the annualized fee payable to the Investment Adviser from the Fund was equal to 0.60%.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. Class B and C shares pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares pay only a Service (Account Maintenance) Fee of 0.25%.
(h)	The Transfer Agent is an affiliate of the Investment Adviser. The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs. For the period April 30, 1999 (commencement of

6	MERCURY GLOBAL BALANCED FUND

[ICON] Fund Facts

(Footnotes continued from previous page)

	operations) to November 30, 1999, the Fund paid the Transfer Agent fees totaling $302,390. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the calendar year. The fee begins the month following the month the account is closed and ends at the end of the calendar year. The Investment Adviser pays the Sub-Adviser out of this fee. The Investment Adviser or its affiliate provides accounting services to the Portfolio at its cost. For the fiscal period ended November 30, 1999, the Fund reimbursed the Investment Adviser $11,674 for these services.
(i)	Paid by the Fund. The Administrator provides accounting services to the Fund at its cost.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

	Class I	Class A	Class B*		Class C

One Year	$ 631	$ 655	$ 615		$ 313

Three Years	$ 856	$ 930	$ 964		$ 658

Five Years	$1,099	$1,226	$1,339		$1,129

Ten Years	$1,795	$2,064	$2,261	*	$2,431

Expenses if you did not redeem your shares:
	Class I	Class A	Class B*		Class C

One Year	$ 631	$ 655	$ 215		$ 213

Three Years	$ 856	$ 930	$ 664		$ 658

Five Years	$1,099	$1,226	$1,139		$1,129

Ten Years	$1,795	$2,064	$2,261	*	$2,431
*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.”

MERCURY GLOBAL BALANCED FUND	7

[ICON] About the Details

About the Portfolio Management Team — The equity portion of the Fund’s portfolio is managed by Mercury’s Global Equity Team, all of whose members participate in the team’s research process and stock selection. The senior investment professionals in this group include Claus Anthon, Peter Kaye, Gary Lowe, Charles Prideaux and Manraj Sekhon. Gary Lowe, head of the Global Equity Team, is primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. With guidance from Mercury’s Central Strategy Group (of which he is also a member), Gary Lowe is also responsible for determining the allocation of the Fund’s assets between equity securities and bonds.

The bond portion of the Fund’s portfolio is managed by Mercury’s Global Fixed-Income Team, all of whose members participate in the team’s research process and bond selection. The senior investment professionals in this group include Rupert Watson, Peter Geikie-Cobb, Neil Lupton, Roderick Paris and Stephen Yardley. Rupert Watson is primarily responsible for the day-to-day management of the bond portion of the Fund’s portfolio.

HOW THE FUND INVESTS

The Fund’s main objective is a combination of long-term capital growth and current income. The Fund invests in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund’s neutral position consists of approximately 60% of its portfolio in stocks and 40% in bonds, although the Fund may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions.

In selecting equity securities, the Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. Equity securities consist of:

•	Common Stock
•	Preferred Stock
•	Securities Convertible into Common Stock
•	Derivative securities such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks

A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by several factors, such as:

•	financial resources
•	value of assets
•	sales and earnings growth
•	product development
•	quality of management
•	overall business prospects

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. The Fund also allocates investments to developed countries that Fund management believes, based on an evaluation of economic, political and social factors, present good prospects for overall economic growth. Current income

8	MERCURY GLOBAL BALANCED FUND

[ICON] About the Details

About the Investment Adviser — Mercury Asset Management International Ltd. is the Investment Adviser.

from dividends and interest will not be an important consideration in selecting equity securities. The Fund may invest in companies of any size, but tends to focus on medium and large companies.

In selecting bonds, Fund management considers, among other things, the yield a bond provides and whether the issuer of the bond has the ability to pay the interest and repay the principal. Fund management will evaluate the financial strengths and the creditworthiness of bond issuers in determining the potential risks and benefits of an investment. The Fund will choose bonds of various types, maturities and issuers based on its assessment of general market and economic conditions. The Fund limits its investments to bonds rated at least A by Moody’s Investors Services, Inc., Standard & Poor’s, and/or Fitch IBCA, Inc. or if unrated, considered by Fund management to be of comparable quality. of these, at least 80% will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. The Fund’s bond investments can have any maturity, and there are no limits on the average maturity of the bond portion of the Fund’s portfolio.

Bonds will include debt issued by the following types of entities:

•	U.S. government and its agencies
•	Governments (including foreign states, provinces and municipalities) in other developed countries and their agencies
•	Supranational organizations (e.g., World Bank)
•	Corporations located in the U.S. and other developed countries

The Fund may also invest in asset-backed securities, including mortgage-backed securities and stripped securities. The portion of the Fund’s bond portfolio that is not denominated in U.S. dollars normally will be hedged into U.S. dollars in an effort to reduce the effect of currency fluctuations on the bond portion’s performance. The Fund is not required to hedge and may choose not to do so.

The Fund invests only in securities of governmental or private issuers located in countries that are included in either the MSCI World Index or the Salomon Smith Barney World Government Bond Index. The Fund will invest in part based on the Fund’s evaluation of a country’s economic, political and social factors.

The Fund may invest in derivatives for a variety of portfolio management purposes, including to hedge (protect against price movements) or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying securities.

MERCURY GLOBAL BALANCED FUND	9

[ICON] About the Details

The Fund considers an issuer to be “located” in the country where:

•	It is legally organized, or
•	The primary trading market for its securities is located, or
•	At least 50% of the company’s (and its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located during one of the last two fiscal years.

The Fund has no stated minimum holding period for investments, and will buy or sell securities and other assets whenever Fund management sees an appropriate opportunity. The Fund does not consider potential tax consequences to Fund shareholders when it sells assets.

The Fund will normally invest almost all of its assets as described above. The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions. The Fund may also reduce its exposure to equity securities and longer term bonds by investing without limit in short-term investments, high quality bonds or derivatives, when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may reduce the level of current income. Therefore, the Fund may not achieve its investment objective.

The Fund may use many different strategies and it has certain investment restrictions, all of which are explained in the Fund’s Statement of Additional Information.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund’s performance will be positive over any period of time.

Market and Selection Risk

Market risk is the risk that the stock or bond markets in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock or bond markets or other funds with similar investment objectives and investment strategies.

10	MERCURY GLOBAL BALANCED FUND

[ICON] About the Details

Credit Risk

Credit risk is the risk that the issuer will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund can hold bonds of any maturity. As a result, if the Fund invests a large amount in long-term bonds, the Fund’s value could change significantly in response to a relatively small change in interest rates. Stripped securities may be highly sensitive to changes in interest rates.

Liquidity, Information and Valuation Risks

Certain securities, including securities of small companies and “restricted securities,” may be illiquid or volatile, making it difficult or impossible to sell them at the time and at the price that the Fund would like. Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Also, important information about certain companies, securities or the markets in which they trade may be inaccurate or unavailable. It may be difficult to value accurately these types of securities. Certain derivatives may be subject to these risks as well.

Foreign Government Debt

The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the Fund can use to collect payments on debt securities that a government entity has not repaid.

MERCURY GLOBAL BALANCED FUND	11

[ICON] About the Details

Asset-Backed Securities

Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than shorter-term securities. Stripped asset-backed securities may be highly sensitive to changes in interest rates and rates of prepayment.

Mortgage-Backed Securities

Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Stripped mortgage-backed securities may be highly sensitive to changes in interest rates and rates of prepayment.

Currency Hedging Risk

Fund management may use currency hedges in an effort to reduce the effect of currency fluctuations on the performance of the bond portion of the Fund’s portfolio. The Fund’s currency hedges may not be effective or cost efficient and can limit the potential for growth in the Fund’s share value. There is also a risk that the desired currency hedges will not be available due to market or

12	MERCURY GLOBAL BALANCED FUND

[ICON] About the Details

regulatory factors. They are also subject to the risk that the counterparty will be unable to honor its financial obligations to the Fund. The Fund is not required to hedge any part of its portfolio and may choose not to do so.

European Economic and Monetary Union (“EMU”)

A number of European countries have entered into EMU in an effort to reduce barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

•	If the transition to euro, or EMU as a whole, does not continue to proceed as planned.
•	If a participating country withdraws from EMU.

Other Foreign Security Risks

•	The value of the Fund’s non-U.S. holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.
•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.
•	The Fund’s non-U.S. securities holdings may be adversely affected by U.S. or foreign government action.
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect the Fund’s non-U.S. holdings.
•	The Fund may be able to invest in certain small non-U.S. markets only by investing in another fund that in turn invests in those markets. It may cost the Fund more to buy shares of these funds than it would to buy the non-U.S. securities directly.
•	Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

MERCURY GLOBAL BALANCED FUND	13

[ICON] About the Details

Derivatives

The Fund may also use instruments referred to as “derivatives.” Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including many of the risks described above. Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in Fund share value. Other risks include:

•	Credit risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Currency risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
•	Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may use the following types of derivative instruments: futures, forwards, options, asset-backed securities, stripped securities, indexed and inverse securities and swaps.

14	MERCURY GLOBAL BALANCED FUND

[ICON] About the Details

Borrowing and Leverage

The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s investments. Borrowing will cost the Fund interest expense and other fees. These costs of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage, including, for example, derivative securities.

Convertible Securities

Convertible securities, including bonds and preferred stock, are convertible into common stock. As a result of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case if the security were not convertible. The value of a convertible security will be affected both by its stated interest or dividend rate and the value of the underlying common stock. Therefore, its value will be affected by the factors that affect both debt securities (such as interest rates) and equity securities (such as stock market movements generally). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY GLOBAL BALANCED FUND	15

[ICON] Account Choices

PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or Class A shares, you generally pay a sales charge at the time of purchase. You may be eligible for a sales charge reduction or waiver. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

16	MERCURY GLOBAL BALANCED FUND

[ICON] Account Choices

To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability?

Limited to certain
investors including:
• Current Class I
  shareholders
• Certain Retirement      Plans
• Participants in
  certain sponsored
  programs
• Certain affiliates or
  selected securities
  dealers

		Generally available through selected securities dealers.	Generally available through selected securities dealers.	Generally available through selected securities dealers.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	No.	No.	Yes, automatically after approximately eight years.	No.

MERCURY GLOBAL BALANCED FUND	17

[ICON] Account Choices

Right of Accumulation — permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and Class A Shares — Initial Sales Charge Options

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class I or Class A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and Class A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with Mercury or its affiliates
•	Certain employer-sponsored retirement or savings plans
•	Certain investors, including directors or trustees of mutual funds sponsored by Mercury or its affiliates, employees of Mercury and its affiliates and employees or customers of selected dealers
•	Certain fee-based programs managed by Mercury or its affiliates

18	MERCURY GLOBAL BALANCED FUND

[ICON] Account Choices

	•	Certain fee-based programs managed by selected dealers that have an agreement with Mercury
•	Purchases through certain financial advisers that meet and adhere to standards established by Mercury
•	Purchases through certain accounts over which Mercury or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares. Your financial consultant can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant or the Fund’s Transfer Agent at 1-888-763-2260.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant or other dealer who assists you in your decision in purchasing Fund shares.

MERCURY GLOBAL BALANCED FUND	19

[ICON] Account Choices

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 - 1	4.00%

1 - 2	4.00%

2 - 3	3.00%

3 - 4	3.00%

4 - 5	2.00%

5 - 6	1.00%

6 and after	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs managed by Mercury or its affiliates
•	Redemption in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established

20	MERCURY GLOBAL BALANCED FUND

[ICON] Account Choices

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund Shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through certain securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant may help you with this decision. The Fund does not issue share certificates.

MERCURY GLOBAL BALANCED FUND	21

[ICON] Account Choices

If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Refer to the pricing of shares table on page 17. Be sure to read this prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
     • $500 for certain fee-based programs
     • $100 for retirement plans
(The minimum for initial investments may be waived or reduced under certain circumstances.)

Have your financial consultant or securities dealer submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain securities dealers may charge a fee to process a purchase. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers may be higher or lower.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is $100 for all accounts except:
      • $50 for certain fee-based programs
      • $1 for retirement plans
(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may automatically invest a specific amount in the Fund on a periodic basis through your securities dealer:

       • The current minimum for such automatic
           investments is $100. The minimum may be
           waived or revised under certain
circumstances.

22	MERCURY GLOBAL BALANCED FUND

[ICON] Account Choices

If you want to	Your choices	Information important for you to know

Transfer shares to another securities dealer	Transfer to a participating securities dealer	To transfer your shares of the Fund to another securities dealer, authorized dealer agreements must be in place between the Distributor and the transferring securities dealer and the Distributor and the receiving securities dealer. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the the receiving firm.

	Transfer to a non-participating securities dealer	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell your shares	Have your financial consultant or securities dealer submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain securities dealers may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers may be higher or lower.

The Fund may reject an order to sell shares under certain circumstances.

	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

MERCURY GLOBAL BALANCED FUND	23

[ICON] Account Choices

If You Want to	Your Choices	Information Important for You to Know

Sell shares systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally arrange through your selected dealer for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the plan is established. The deferred sales charge is waived for systematic sales of shares. Ask your financial consultant for details.

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your Fund shares for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares and you are not eligible to buy Class I shares, you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

24	MERCURY GLOBAL BALANCED FUND

[ICON] Account Choices

Net Asset Value — the market value in U.S. dollars of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open after the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Net asset value is generally calculated by valuing each security or other asset at its closing price for the day. Many of the Fund’s investments are traded on non-U.S. securities exchanges that close many hours before the New York Stock Exchange. Events that could affect securities prices that occur between these times normally are not reflected in the Fund’s net asset value. Non-U.S. securities sometimes trade on days that the New York Stock Exchange is closed. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Generally, Class I shares will have the highest net asset value, because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares because Class B and Class C shares have distribution fees and higher transfer agency fees. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers that have an agreement with Mercury, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

MERCURY GLOBAL BALANCED FUND	25

[ICON] Account Choices

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant or your selected dealer.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized long or short-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial consultant about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. Dividends fron the Fund’s ordinary income and short-term capital gains are taxable as ordinary income. Capital gain dividends received by individuals are generally taxed at different rates than ordinary income dividends. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax.

26	MERCURY GLOBAL BALANCED FUND

[ICON] Account Choices

“Buying a Dividend”
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

In some years (when over 50% of the Fund’s assets consist of foreign securities at its fiscal year end), the Fund intends to make an election that results in your being able to claim your share of foreign taxes paid by the Fund as a deduction or foreign tax credit on your income tax return. The amount of such taxes will also be reported to you as income from the Fund.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY GLOBAL BALANCED FUND	27

[ICON] The Management Team

MANAGEMENT OF THE FUND

Mercury Asset Management International Ltd. manages the underlying Portfolio’s investments under the overall supervision of the Board of Trustees of the Mercury Asset Management Master Trust. The Investment Adviser and its affiliates have the responsibility for making all investment decisions for the Fund.

The equity portion of the Fund’s portfolio is managed by Mercury’s Global Equity Team, all of whose members participate in the team’s research process and stock selection. The senior investment professionals in this group, which has managed the equity portion of the Fund’s portfolio since the Fund started operations, include:

Gary Lowe, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1992. Mr. Lowe, head of the Global Equity Team, is primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. With guidance from Mercury’s Central Strategy Group (of which he is also a member), Mr. Lowe is also responsible for determining the allocation of the Fund’s assets between equity securities and bonds.

Claus Anthon, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1982.

Peter Kaye has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1994.

Charles Prideaux, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1988.

Manraj Sekhon has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1994.

The bond portion of the Fund’s portfolio is managed by Mercury’s Global Fixed-Income Team, all of whose members participate in the team’s research process and bond selection. The senior investment professionals in this group, which has managed the bond portion of the Fund’s portfolio since the Fund started operations, include:

28	MERCURY GLOBAL BALANCED FUND

[ICON] The Management Team

Rupert Watson, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1998 and was employed by the Bank of England from 1994 to 1997. Mr. Watson is primarily responsible for the day-to-day management of the bond portion of the Fund’s portfolio.

Peter Geikie-Cobb, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1992.

Neil Lupton, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1990.

Roderick Paris, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1984.

Stephen Yardley, Director of Mercury Asset Management, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1992.

Mercury and its affiliates manage portfolios with over $550 billion in assets (as of January 2000) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates. The advisory agreement between the Trust and the Investment Adviser gives the Investment Adviser the responsibility for making all investment decisions.

The Investment Adviser is paid at the rate of 0.60% of the Portfolio’s average daily net assets.

Fund Asset Management, L.P., an affiliate of Mercury, may manage all or a portion of the Fund’s daily cash assets, to the extent not managed by Mercury. The Fund does not pay any incremental fee for this service, although Mercury may make payments to Fund Asset Management, L.P. See “Fees and Expenses” under “Fund Facts” for information about the fees paid to Mercury Asset Management and its affiliates.

The Fund does not have an investment adviser, since the Fund’s assets will be invested in its corresponding Portfolio. Fund Asset Management, L.P. provides administrative services to the Fund.

MERCURY GLOBAL BALANCED FUND	29

[ICON] The Management Team

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all its assets in the corresponding Portfolio of the Mercury Asset Management Master Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other “feeder” funds may also invest in the “master” Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Portfolio.

Whenever the Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

A Note About Year 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the “Year 2000 Problem”). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Fund’s other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.

30	MERCURY GLOBAL BALANCED FUND

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s performance for the period April 30, 1999 (commencement of operations) to November 30, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Mercury Global Balanced fund

	For the Period April 30, 1999† to November 30, 1999
Increase (Decrease) in Net Asset Value:	Class I		Class A		Class B		Class C

Per Share Operating Performance:

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Investment income — net	.11		.09		.04		.04

Realized and unrealized gain on investments and foreign currency transactions from the Portfolio — net	.69		.69		.69		.69

Total from investment operations	.80		.78		.73		. 73

Net asset value, end of period	$10.80		$10.78		$10.73		$10.73

Total Investment Return:**

Based on net asset value per share	8.00	%#	7.80	%#	7.30	%#	7.30	%#

Ratios to Average Net Assets:

Expenses††	1.10	%*	1.35	%*	2.12	%*	2.10	%*

Investment income — net	1.73	%*	1.47	%*	.68	%*	.70	%*

Supplemental Data:

Net assets, end of period (in thousands)	$13,333		$43,442		$277,296		$146,078

Portfolio turnover of the Portfolio	71.04%	71.04%	71.04%	71.04%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
#	Aggregate total investment return.”

MERCURY GLOBAL BALANCED FUND	31

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[ICON] The Management Team

Fund Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 (888-763-2260)

Investment Adviser Mercury Asset Management International Ltd. 33 King William Street London EC4R 9AS England

Administrator and Sub-Adviser Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08536

Transfer Agent
Financial Data Services, Inc.
Administrative Offices
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(888-763-2260)

Mailing Address:
P.O. Box 45289
Jacksonville, Florida 32232-5289

Independent Auditors Deloitte & Touche LLP Princeton Forrestal Village 116-300 Village Boulevard Princeton, New Jersey 08540-6400

Distributor Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081

Custodian Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109

Counsel Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174

MERCURY GLOBAL BALANCED FUND

[ICON] To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-888-763-2260.

Contact your financial consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROSPECTUS.

Investment Company Act File #811-08797 Code #19054-0300

© Mercury Asset Management International Ltd.

Mercury Global Balanced Fund OF MERCURY ASSET MANAGEMENT FUNDS, INC.

[PHOTO]

PROSPECTUS • MARCH 3, 2000

M E R C U R Y ASSET MANAGEMENT

STATEMENT OF ADDITIONAL INFORMATION

Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

Mercury Global Balanced Fund (the “Fund”) is a series of Mercury Asset Management Funds, Inc. (the “Corporation” or “Mercury”). The Fund is an open-end diversified investment company (commonly known as a mutual fund). The investment objective of the Fund is a combination of long-term capital growth and current income. The Fund seeks to achieve this objective through investments in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund will seek to achieve its investment objective by investing all of its assets in Mercury Master Global Balanced Portfolio (the “Portfolio”), which is the portfolio of Mercury Asset Management Master Trust (the “Trust”) that has the same investment objective as the Fund. The Fund’s investment experience will correspond directly to the investment experience of the Portfolio. There can be no assurance that the investment objective of the Fund will be realized.

The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Fund’s distributor is Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 3, 2000 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-888-763-2260 or your financial consultant, or by writing to the address listed above. This Statement of Additional Information incorporates by reference the Prospectus. The Fund’s and Portfolio’s audited financial statements are incorporated in this Statement of Additional Information by reference to their 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. on any business day.

Mercury Asset Management International Ltd. — Investment Adviser Mercury Funds Distributor — Distributor

The date of this Statement of Additional Information is March 3, 2000.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is a combination of long-term capital growth and current income. This is a fundamental policy and cannot be changed without shareholder approval. The Fund tries to achieve its goal by investing in a mix of stocks and high quality bonds of issuers located in the U.S. and other developed countries. The Fund’s neutral position consists of approximately 60% of its portfolio in stocks and 40% in bonds, although the Fund may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions. Reference is made to “How the Fund Invests” in the Prospectus for a discussion of the investment objective and policies of the Fund. The Fund is classified as a diversified Fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is a portfolio of the Trust that has the same investment objective as the Fund. The Fund’s investment experience and results will correspond directly to the investment experience of the Portfolio. Thus, all investments are made at the level of the Portfolio. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Portfolio in which the Fund invests. Reference is made to the discussion under “How the Fund Invests” and “Investment Risks” in the Prospectus for information with respect to the Fund’s and the Portfolio’s investment objective and policies. There can be no guarantee that the Fund’s investment objective will be realized.

The equity portion of the Fund’s portfolio will invest only in companies located in countries that comprise the MSCI World Index. As of the date of this Statement of Additional Information, the countries that comprise the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The bond portion will invest only in securities of governmental or private issuers located in countries that comprise the Salomon Smith Barney World Government Bond Index. As of the date of this Statement of Additional Information, the countries that comprise the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The composition of both indices is subject to change.

For purposes of the Fund’s policies, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may also consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

While it is the policy of the Fund generally not to engage in trading for short-term gains, Mercury Asset Management International Ltd. (“Mercury International” or the “Investment Adviser”) will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on non-U.S. investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective or fundamental policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under “Investment Restrictions” below would require the approval of the holders of a majority of the Fund’s outstanding voting securities.

The Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

2

The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of non-U.S. Issuers These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. However, they would generally be subject to the same risks as the securities into which they may be converted (as more fully described in the Prospectus and below). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

The Fund’s investment objective and policies are described in “How the Fund Invests” in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are discussed more fully below.

International Investing. International investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain non-U.S. Investments may be subject to non-U.S. withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, are traded, and make dividend and other payments only in euros.

No assurance can be given that EMU will continue to proceed as planned, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and

3

inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities that have been redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under non-U.S. or, in certain limited circumstances, U.S. tax laws.

Many of the securities held by the Fund will not be registered in the U.S. with the Commission nor will the issuers thereof be subject to the Commission’s reporting requirements. Accordingly, there may be less publicly available information about a non-U.S. company than about a U.S. company, and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Non-U.S. financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many non-U.S. Companies are less liquid and their prices more volatile than securities of comparable domestic companies. The non-U.S. markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on non-U.S. securities exchanges are generally higher than in the United States. In some non-U.S. countries there is less governmental supervision and regulation of exchanges, brokers and issuers than there is in the United States.

A number of non-U.S. Countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively-traded securities. The Investment Company Act limits the Fund’s ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

As described above, the Fund may invest outside the U.S. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation or negative correlation in movements of these securities markets occurs, it may reduce risk for the Fund’s portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates, where the different markets are denominated in different currencies. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

4

Debt Securities. The Fund may hold convertible and non-convertible debt securities, and preferred securities. The Fund may hold debt securities in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development), asset-backed securities, including mortgage-backed securities, and stripped securities. These debt securities may have any maturity. The Fund limits its investments to bonds rated at least A by Moody’s Investors Services, Inc., Standard & Poor’s and/or Fitch IBCA, Inc. or if unrated, considered by Fund management to be of comparable quality. Of these, at least 80% will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers.

Debt securities are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to a convertible security denominated in a currency different from that of the underlying equity security, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

Apart from currency considerations, the value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

5

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Sovereign Debt. The Fund may invest a significant portion of its assets in debt obligations (“sovereign debt”) issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) of developed countries or their agencies and instrumentalities (“governmental entities”). Investment in sovereign debt involves a high degree of risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. In certain countries, governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal of interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There may be no bankruptcy proceeding by which sovereign debt on which a governmental entity has defaulted may be collected in whole or in part.

The Fund may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

Asset-Backed Securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change

6

a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. See “Debt Securities” above and “Illiquid or Restricted Securities” below.

Stripped Securities. The Fund may also invest in stripped securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

 Mortgage-Backed Securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional debt securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional debt securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extension. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility to the Fund. Stripped mortgage-backed securities may be highly volatile and highly sensitive to changes in prepayment and interest rates. See “Debt Securities” above and “Illiquid or Restricted Securities” below.

Borrowing and Leverage. The Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law, and may use borrowing to enable it to meet redemptions.

The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the

7

latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are “restricted securities.” Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund’s portfolio is increased by loans of its portfolio securities. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. The Fund may not invest more than 15% of its total assets in repurchase agreements maturing in

8

more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund is purchasing securities in these transactions, the Fund maintains a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

9

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

 Foreign Exchange Transactions. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against fluctuations in the value of currencies in which its bond holdings are denominated against the U.S. dollar. The Fund is not required to use hedging transactions and may choose not to do so.

Forward foreign exchange transactions are over the counter (“OTC”) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” in Appendix A.

The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.

The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.

 Risk Factors in Hedging Foreign Currency. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements may not be accurately predicted and the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so

10

generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available or in which their availability is limited such as certain emerging markets and it is not possible to engage in effective foreign currency hedging.

For a discussion of the Fund’s policies with respect to, and the risks associated with, investments in indexed and inverse securities, options, futures and swaps, please see Appendix A.

 Other Special Considerations. The Fund may invest without limit in short-term investments, high quality bonds or derivatives, to reduce exposure to equity securities and longer term bonds when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund and may reduce the level of current income.

Investment Restrictions

The Corporation has adopted the following restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

11

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Portfolio without the approval of the holders of a majority of the interests of the Portfolio.

In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

 (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are nonfundamental policies of the Trust and may be changed with respect to any Portfolio by the Trustees.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which neither the Portfolio nor the Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund or Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Portfolio and margin deposits on the Fund or Portfolio’s existing OTC options on futures contracts exceed 15% of the net assets of the Fund or Portfolio, taken at market value, together with all other assets of the Fund or Portfolio which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund or Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the

12

underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund or Portfolio and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Portfolio securities of the Portfolio and the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser and Fund Asset Management, L.P. (“FAM” or the “Administrator”), the Fund and Portfolio are prohibited from engaging in certain transactions involving Merrill Lynch, the Investment Adviser, or any of its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund and Portfolio may purchase from an underwriting syndicate of which Merrill Lynch is a member.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate is generally anticipated to be under 100% for the equity portion of the portfolio and under 200% for the bond portion of the portfolio. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends.

MANAGEMENT OF THE FUND

Directors and Officers

The Directors of the Corporation consist of six individuals, four of whom are not “interested persons” of the Corporation as defined in the Investment Company Act. The same individuals serve as Trustees of the Trust. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Corporation, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is PO Box 9011, Princeton, New Jersey 08543-9011.

JEFFREY M. PEEK (52) — Director and President(1)(2) — President of MLAM and FAM since 1997; President and Director of Princeton Services since 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) since 1997; Co-Head of Merrill Lynch Investment Banking Division from March 1997 to December 1997; director of Merrill Lynch Global Securities Research and Economics Division from 1995 to 1997; Head of Merrill Lynch Global Industries Group from 1993 to 1995.

TERRY K. GLENN (58) — Director and Executive Vice President(1)(2) — Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of Princeton Funds Distributor, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, LP since 1988.

DAVID O. BEIM (59) — Director(2)(3) — 410 Uris Hall, Columbia University, New York, New York 10027. Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA since 1997; Chairman of Wave Hill, Inc. since 1980.

JAMES T. FLYNN (60) — Director(2)(3) — 340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.

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W. CARL KESTER (48) — Director(2)(3) — Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163. Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.

KAREN P. ROBARDS (49) — Director(2)(3) — Robards & Company, 173 Riverside Drive, New York, New York 10024. President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996; Director of Cine Muse Inc. since 1996; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.

PETER JOHN GIBBS (41) — Senior Vice President(1)(2) — 33 King William Street, London, EC4R 9AS, England. Chairman and Chief Executive Officer of Mercury International since 1998; Director of Mercury Asset Management Ltd. since 1993; Director of Mercury Asset Management International Channel Islands Ltd. since 1997.

DONALD C. BURKE (39) — Treasurer and Vice President(1)(2) — Senior Vice President and Treasurer of MLAM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services, Inc. since 1999; Vice President of Princeton Funds Distributor, Inc. since 1999; First Vice President of MLAM and FAM from 1997 to 1999; Director of Taxation of MLAM since 1990; Vice President of MLAM and FAM from 1990 to 1997.

ROBERT E. PUTNEY, III (39) — Secretary(1)(2) — Director (Legal Advisory) of MLAM and Princeton Administrators, LP since 1997; Vice President of MLAM from 1994 to 1997; Vice President of Princeton Administrators, LP from 1996 to 1997; Attorney with MLAM from 1991 to 1994.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a trustee, director or officer of other investment companies for which the Investment Adviser, or the Fund’s sub-adviser and administrator, FAM, or their affiliates, acts as investment adviser.
(3)	Member of the Corporation’s and Trust’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of Directors and Trustees not affiliated with the Investment Adviser or FAM or with an affiliate of the Investment Adviser or FAM (each a “non-interested Director/Trustee”).

As of February 15, 2000, the officers and Directors of the Corporation as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

Compensation of Directors/Trustees

The Corporation and the Trust pay each non-interested Director/Trustee, for service to the Fund and the Portfolio, a fee of $3,000 per year plus $500 per Board meeting attended. The Corporation and the Trust also compensate each member of the Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors/Trustees, at a rate of $1,000 per year. The Corporation and the Trust reimburse each non-interested Director/Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the aggregate compensation the Corporation and the Trust expect to pay to the non-interested Directors/Trustees for their first full fiscal year and the aggregate compensation paid by all investment companies advised by Mercury International, FAM, or their affiliates (“Mercury and Affiliates-Advised Funds”) to the non-interested Directors/Trustees for the calendar year ended December 31, 1999.

Name of Director/Trustee	Aggregate Compensation From Fund/Portfolio	Pension or Retirement Benefits Accrued as Part of Fund/Portfolio Expenses	Total Compensation From Fund/Portfolio and Mercury and Affiliates Advised Funds Paid To Directors/Trustees(1)
David O. Beim	$6,000	None	$35,667
James T. Flynn	$6,000	None	$67,500
W. Carl Kester	$6,000	None	$67,167
Karen P. Robards	$6,000	None	$35,667

(1)	In addition to the Corporation and the Trust, the Directors/Trustees served on other Mercury and Affiliates-Advised Funds as follows: Mr. Beim (1 registered investment company consisting of 2 portfolios); Mr. Flynn (3 registered investment companies consisting of 8 portfolios); Mr. Kester (3 registered investment companies consisting of 8 portfolios); and Ms. Robards (1 registered investment company consisting of 2 portfolios).

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The Directors of the Corporation and the Trustees of the Trust may purchase Class I shares of the Fund at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons.”

Administration Arrangements

The Corporation on behalf of the Fund has entered into an administration agreement with FAM as Administrator (the “Administration Agreement”). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.20% of the average daily net assets of the Fund. For the period April 30, 1999 (commencement of operations) to November 30, 1999, the Fund paid the Administrator a fee of $525,546.

The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Fund and to pay, or cause its affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Corporation. The Administrator is also obligated to pay, or cause its affiliate to pay, the fees of those Officers, Directors and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Fund (except to the extent paid by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (“MFD” or the “Distributor”)), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the “Transfer Agent”), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Accounting services are provided to the Corporation and the Fund by the Administrator, and the Corporation reimburses the Administrator for its costs in connection with such services.

Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Management and Advisory Arrangements

 The Fund invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust on behalf of the Portfolio has entered into an investment advisory agreement with Mercury International as Investment Adviser (the “Investment Advisory Agreement”). As discussed in “The Management Team — Management of the Fund” in the Prospectus, the Investment Adviser receives for its services to the Portfolio monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. For the period April 30, 1999 (commencement of operations) to November 30, 1999, the Portfolio paid the Investment Adviser a fee of $1,578,240.

The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all Officers, Trustees and Directors who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio and the Trust (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of

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 net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or the Portfolio. Accounting services are provided to the Trust by the Investment Adviser or an affiliate of the Investment Adviser, and the Trust reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Securities held by the Portfolio, or other portfolios of the Trust, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Mercury International is located at 33 King William Street, London EC4R 9AS, England. Mercury International’s intermediate parent company is Mercury Asset Management Group Ltd. a London-based holding company of a group engaged in the provision of investment management and advisory services globally. The ultimate parent of Mercury Asset Management Group Ltd. is ML & Co., a financial services holding company. ML & Co. is a controlling person of Mercury International as defined under the Investment Company Act because of its power to exercise a controlling influence over its management or policies.

The Trust has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to all or a portion of the Portfolio’s daily cash assets. The Trust has agreed to use its reasonable best efforts to cause the Investment Adviser to pay to FAM a fee in an amount to be determined from time to time by the Investment Adviser and FAM but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement. For the period April 30, 1999 (commencement of operations) to November 30, 1999, the Investment Adviser paid no fees to FAM pursuant to the Sub-Advisory Agreement.

FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM, an affiliate of Mercury International, is a wholly owned subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. ML & Co. and Princeton Services, Inc., the partners of FAM, are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement and Sub-Advisory Agreement will each continue in effect for two years from its effective date. Thereafter, they will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons (as defined in the Investment Company Act) of any such party. The Investment Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to the Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $11.00 to $23.00 per account (depending on the level of services required) but is set at 0.10% for certain accounts that participate in certain fee-based programs. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under

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the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Distribution Expenses. The Corporation has entered into a distribution agreement with the Distributor with respect to each class of Fund shares in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

 The Board of Trustees of the Trust, the Board of Directors of the Corporation, the Investment Adviser, FAM and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (together the “Codes”). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser, FAM and the Distributor and, as described below, impose additional, more onerous, restrictions on fund investment personnel. Among other substantive restrictions, the Codes contain reporting and preclearance requirements for employees of the Investment Adviser, FAM and the Distributor and provide for trading “blackout periods” that prohibit trading by decision making access persons (those who recommend or determine which securities transactions the Trust undertakes) of the Trust within periods of trading by the Trust in the same (or equivalent) security.

PURCHASE OF SHARES

 Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

 MFD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge application to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor

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prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch is currently $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class I and Class A Shares

 Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Mercury Funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by Mercury or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial

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advisers that meet and adhere to standards established by Mercury. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliates-Advised investment companies, including the Corporation, and to employees of certain selected dealers. Class I shares may also be offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

Class I and Class A Sales Charge Information

Class I Shares
For the Fiscal Period Ended November 30	Gross Sales Charges Collected	Sales Charge Retained by Distributor	Sales Charge Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
1999*	$0	$0	$0	$0

Class A Shares
For the Fiscal Period Ended November 30	Gross Sales Charges Collected	Sales Charge Retained by Distributor	Sales Charge Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
1999*	$2,027,339	$10,322	$2,017,017	$0

*	For the period April 30, 1999 (commencement of operations) to November 30, 1999.

The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of Mercury International provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal

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the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”) into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

 Purchase Privileges of Certain Persons. Members of the Board of Directors of the Corporation and Trustees of the Trust and of other investment companies advised by Mercury International or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes Mercury International, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class I and Class A shares are also offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

 Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge (“CDSC”) upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer.

Purchases Through Certain Financial Advisers. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers that meet and adhere to standards established by Mercury from time to time.

Distribution Plans

Reference is made to “Account Choices — Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

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The Distribution Plan for each of the Class A, Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) in connection with account maintenance activities.

The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund’s Class B and Class C shares.

The payments under the Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Board of Directors of the Corporation for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and selected dealers in connection with the Class A, Class B and Class C shares, and there is no assurance that the Board of Directors of the Corporation will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Board of Directors of the Corporation will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class A shares as set forth under “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

     In their consideration of each Distribution Plan, the Board of Directors of the Corporation must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule
12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material

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amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

As of November 30, 1999, direct cash expenses for the period since the commencement of operations of Class B shares exceeded direct cash revenues by $2,026,006 (0.73% of Class B net assets at that date). As of November 30, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $375,703 (0.26% of Class C net assets at that date). For the calendar year ending December 31, 2000 and thereafter, fully allocated accrual data with respect to Class B and Class C shares will be available.

For the period April 30, 1999 (commencement of operations) to November 30, 1999, the Fund paid the Distributor $62,638 pursuant to the Class A Distribution Plan (based on average daily net assets subject to such Class A Distribution Plan of approximately $42.5 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares. For the period April 30, 1999 (commencement of operations) to November 30, 1999, the Fund paid the Distributor $1,522,930 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $256.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the period April 30, 1999 (commencement of operations) to November 30, 1999, the Fund paid the Distributor $774,945 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $133.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares.

Limitations on the Payment of Deferred Sales Charges

 The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

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The following table sets forth comparative information as of November 30, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule.

	Data Calculated as of November 30, 1999
	(in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares	$267,457	$16,715	$842	$17,557	$1,464	$16,093	$2,080
Class C Shares	$143,052	$ 8,942	$443	$ 9,385	$ 650	$ 8,735	$1,096

(1)	Purchase price of all eligible Class B and Class C shares sold since April 30, 1999 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Fund Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class I shares in conjunction with the shareholder’s participation in certain fee-based programs managed by Mercury or its affiliates. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in certain fee-based programs managed by Mercury or its affiliates.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., PO Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc.,

23

4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to UGMA/UTMA accounts, Joint Tenancies with Right of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

Repurchase

The Fund will also repurchase shares through a shareholder’s listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the close of business on the NYSE (generally the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases directly through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

Reinstatement Privilege — Class I and Class A Shares

Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

24

Deferred Sales Charges — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59-1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

The charge may also be reduced or waived in other instances, such as: (c) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (d) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (e) redemptions in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury; or (f) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

In determining whether a Class B CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will be assessed on an amount equal to the lesser of the proceeds of the redemption or the cost of shares being redeemed and will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with participation in certain fee-based programs, involuntary termination of an account in which Fund shares are held, and withdrawals through the Systematic Withdrawal Plan.

In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to

25

financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

 Conversion of Class B Shares to Class A Shares. As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the “Conversion Period”). Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on Conversion Date, without the imposition of any sales charge, fee or other charge.

The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See “Shareholder Services -- Fee-Based Programs” below.

 Class B and Class C Sales Charge Information

Class B Shares*
For the Fiscal Period Ended November 30	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
1999**	$330,505	$330,505

Class C Shares
For the Fiscal Period Ended November 30	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
1999**	$ 61,376	$ 61,376

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.
**	For the period April 30, 1999 (commencement of operations) to November 30, 1999.

Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealers’ own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Purchase of Shares — Distribution Plans” above. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Purchase of Shares — Limitations on the Payment of Deferred Sales Charges” above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Portfolio. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Portfolio’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order,

26

difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonable competitive commission rates, the Portfolio does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of shares of the Portfolio as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of a Portfolio neither qualifies not disqualifies such broker or dealer to execute transactions for the Trust.

Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Trust will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

     For the period April 30, 1999 to November 30, 1999, the following table shows the amount of brokerage commissions paid by the Portfolio to Merrill Lynch, the percentage of the Portfolio’s brokerage commissions paid to Merrill Lynch, the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch and aggregate brokerage commissions paid by the Portfolio:

Aggregate brokerage commissions paid to Merrill Lynch	$ 7,597
% of Portfolio’s aggregate brokerage commissions paid to Merrill Lynch	2.04%
% of Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch	0.70%
Aggregate brokerage commissions paid	$372,541

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies — Investment Restrictions.”

27

 Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Portfolio brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Portfolio to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply or securities being sold, there may be an adverse effect on price.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Account Choices — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Administrator and the Distributor, and the advisory fees payable indirectly by the Portfolio to the Investment Adviser, are accrued daily.

 The principal assets of the Fund will normally be its interest in the underlying Portfolio, which will be valued at its net asset value. Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. It is expected, however, that

28

the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Bonds held by the Portfolio are traded primarily in the OTC markets. In determining net asset value, the Portfolio uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. The bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

Generally, trading in non-U.S. Securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value.

Each investor in the Trust may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. The value of each investor’s (including the Fund’s) interest in the Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern Time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate

29

investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio after the close of business of the NYSE on the next determination of net asset value of the Portfolio.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or your selected dealer.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

The Fund does not issue share certificates. Shareholders may transfer their Fund shares to another securities dealer that has entered into a selected dealer agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

Automatic Investment Plan

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined after the close of business on the NYSE on the payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, by written notification to their selected dealer if the shareholder’s account is maintained with a selected dealer or by written notification or by telephone (1-888-763-2260) to the Transfer Agent, if the account is maintained with the Transfer Agent, elect to have subsequent dividends, paid in cash,

30

rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund’s Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

31

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-1 distribution fee of 0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, dividend reinvestment Class I and Class A shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) (“new Class B or Class C shares”), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund (“new Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not

32

apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

Fee-Based Programs

Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected dealer.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares — Determination of Net Asset Value.” Within 60 days after the end of the Fund’s taxable year, each shareholder will receive notification summarizing the dividends he or she received that year. This notification will also indicate whether those dividends should be treated as ordinary income or long-term capital gains.

33

Taxes

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (“shareholders”). The Fund intends to distribute substantially all of such income. To qualify for this treatment, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts (the “Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

Dividends paid by the Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.

The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Code’s distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

Distributions made from an excess of net long-term capital gains over net-short term capital losses (including gains or losses from certain transactions in warrants, futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum long-term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum corporate rate for ordinary income.

Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain or ordinary income dividends. A portion of the dividends paid by the Fund out of dividends paid by certain corporations located in the U.S. may be eligible for the dividends received deduction allowed to corporations under the Code. Because the Fund invests a large portion of its assets in debt securities and securities of non-U.S. Issuers, it is not anticipated that a significant portion, if any, of the dividends paid by the Fund will be eligible for the dividends received deduction. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by non-U.S. Countries Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s assets at the close of a taxable year consists of stock or securities in non-U.S. corporations, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. During each taxable year that the Fund is eligible the Fund intends to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will include their proportionate share of such withholding taxes as gross income for U.S. income tax purposes, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been

34

paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class I, Class A, Class B and Class C shareholders.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring shares of the Fund, then any loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid to the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

35

Tax Treatment of Options Transactions

The Fund may purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts. Similarly, Code Section 1091, which deals with “wash sales,” may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes. Code Section 1259, which deals with “constructive sales” of appreciated financial positions (e.g., stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

Other Tax Matters

The Fund has received a private letter ruling from the Internal Revenue Service (“IRS”) to the effect that, because each Portfolio is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act and the Trust is unable to obtain a private letter ruling from the IRS or an opinion of counsel indicating that each Portfolio will continue to be classified as a partnership), then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund’s investments from the Portfolio and to retain an investment adviser to manage the Fund’s assets in accordance with the investment policies applicable to the Fund. See “Investment Objectives and Policies.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

 Ordinary income and capital gain dividends and gains from the sale or exchange of Fund shares may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming

36

all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class I and Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, the Fund may compare its performance to various indices including, the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, the MSCI Europe, the MSCI World Index, Salomon Smith Barney World Government Bond Index, TSE 1st Section (TOPIX) or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historical performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund’s Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. The Fund may from time to time quote in advertisement or other materials other applicable measures of performance and may also make references to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

37

Set forth below is total return information for Class I, Class A, Class B and Class C shares of the Fund for the periods indicated.

	Class I Shares		Class A Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period
	Average Annual Total Return (including maximum applicable sales charges)

Inception (April 30, 1999)
to November 30, 1999	4.01%	$1,023.30	3.68%	$1,021.40
Annaul Total Return (excluding maximum applicable sales charges)

Inception (April 30, 1999)
to November 30, 1999	8.00%	$1,080.00	7.80%	$1,078.00
Aggregate Total Return (including maximum applicable sales charges)

Inception (April 30, 1999)
to November 30, 1999	2.33%	$1,023.30	2.14%	$1,021.40
	Class B Shares		Class C Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period
	Average Annual Total Return (including maximum applicable sales charges)

Inception (April 30, 1999)
to November 30, 1999	5.69%	$,1033.00	10.98%	$1,063.00
Annual Total Return (excluding maximum applicable sales charges)

Inception (April 30, 1999)
to November 30, 1999	7.30%	$1,073.00	7.30%	$1,073.00
Aggregate Total Return (including maximum applicable sales charges)

Inception (April 30, 1999)
to November 30, 1999	3.30%	$1,033.00	6.30%	$1,063.00

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on April 24, 1998. It has an authorized capital of 11,000,000,000 shares of Common Stock, par value $.0001 per share, of which the Fund is authorized to issue 100,000,000 shares of each of Class I, Class A, Class B and Class C shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of directors of the Corporation (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Corporation, in which event the holders of the remaining shares would be unable to elect any person as a Director. No amendment may be made to the Articles of Incorporation without the affirmative vote of a majority of the outstanding shares of the Corporation.

There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Shareholders may, in

38

accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the directors shall continue to hold office and appoint successor directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully-paid and non-assessable by the Corporation or the Fund.

The Trust is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Portfolio, the Corporation will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders.

Computation of Offering Price Per Share

The offering price for Class I, Class A, Class B and Class C shares of the Fund based on the Fund’s net assets and number of shares outstanding as of November 30, 1999 is calculated as set forth below.

	Class I	Class A	Class B	Class C
Net Assets	$13,333,484	$43,441,957	$277,295,926	$146,077,967

Number of Shares Outstanding	1,235,013	4,029,794	25,839,845	13,610,699

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.80	$ 10.78	$ 10.73	$ 10.73
Sales Charge (for Class I and Class A shares: 5.25% of Offering Price; (5.54% of net amount invested))*	.60	.60	**	**

Offering Price	$ 11.40	$ 11.38	$ 10.73	$ 10.73

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Account Choices — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus and “Redemption of Shares — Deferred Sales Charges — Class B and Class C Shares” herein.

Independent Auditors

Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

Brown Brothers Harriman & Co., (the “Custodian”), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the “Transfer Agency Agreement”).

The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

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Legal Counsel

 Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is counsel for the Fund.

Reports to Shareholders

The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

To the knowledge of the Fund, no persons nor entity owned of record or beneficially 5% or more of a class of the Fund’s shares on February 15, 2000.

FINANCIAL STATEMENTS

The Fund’s and Portfolio’s audited financial statements are incorporated in this Statement of Additional Information by reference to their 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. on any business day.

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APPENDIX A

Investment Policies Involving the Use of Indexed Securities, Options, Futures and Swaps

The Fund and the Portfolio are authorized to use certain derivative instruments, including indexed and inverse securities, options, futures, swaps and foreign exchange transactions, as described below and in the Statement of Additional Information. Such instruments are referred to collectively herein as “Strategic Instruments.”

Although certain risks are involved in options and futures transactions (as defined below in “Risk Factors in Options, Futures and Currency Instruments”), the Investment Adviser believes that, because the Fund will generally engage in these transactions, if at all, for hedging purposes, including anticipatory hedges, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund’s net asset value will fluctuate. There can be no assurance that the Fund’s hedging transactions will be effective. Furthermore, the Fund will engage in hedging activities, if at all, only from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. The Fund is not required to enter into hedging transactions and may choose not to do so.

Indexed and Inverse Securities

The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate, including interest rates (an “index”). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or interest rate or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.

Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

Options on Securities and Securities Indices

Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

A-1

The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

 Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund is legally obligated to sell specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index, however much the exercise price exceeds the market price. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”).

The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will write only call or put options that are “covered.” A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Options, Futures and Currency Instruments” below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

A-2

Types of Options. The Fund may engage in transactions in options on securities or securities indices, on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

Futures

The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value with the Futures Commission Merchants (the “FCM”) effecting the Fund’s exchanges or in a third-party account with the Fund’s Custodian. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Whether the margin is deposited with the FCM or with the Custodian, the margin may be deemed to be in the FCM’s custody, and, consequently, in the event of default due to the FCM’s bankruptcy, the margin may be subject to pro rata treatment as the FCM’s assets, which could result in potential losses to the Fund and its shareholders. Even if a transaction is profitable, the Fund may not get back the same assets which were deposited as margin or may receive payment in cash.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool operator” under regulations of the Commodity Futures Trading Commission. The Fund will only engage in futures and options transactions from time to time. The Fund is under no obligation to use such transactions and may choose not to do so.

Swaps

The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities.

The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

A-3

Risk Factors in Options, Futures and Currency Instruments

Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. Therefore, it may not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transactions, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

Certain Strategic Instruments traded in OTC markets, including indexed securities, swaps and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund’s outstanding OTC options exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a “primary dealer” by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s exercise price).

Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will default by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions that have a credit rating of AA- or better from Standard & Poor’s, or Aa3 or better from Moody’s, or AA or better of Fitch.

A-4

Additional Limitations on the Use of Strategic Instruments

The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A-5

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APPENDIX B

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Services, Inc.’s Corporate Debt Ratings

Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Description of Moody’s Commercial Paper Ratings

 The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

B-1

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries
•	High rates of return on funds employed
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection
•	Broad margins in earnings coverage of fixed financial charges and higher internal cash generation
•	Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa

An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

B-2

aa

An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

B-3

A

Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B

Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC

Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C

The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.
D

Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

B-4

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
NR

Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3

Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

B-5

The preferred stock ratings are based on the following considerations:

I.

Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.
III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.
AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A

An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

BB, B, CCC

Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
C	A preferred stock rated “C” is a non-paying issue.
D	A preferred stock rated “D” is a non-paying issue in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch IBCA, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

B-6

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.
Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.
FitchAlert

Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

B-7

Description of Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds are in imminent default in payment of interest or principal.
DDD DD D

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”
F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

B-8

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.
LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

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CODE # 19055-0300 © Mercury Asset Management International Ltd.

PART C. OTHER INFORMATION
Item 23. Exhibits:
Exhibit Number			Description
1		—	Articles of Restatement of Registrant.(3)
2	(a)	—	By-Laws of Registrant. (1)
2	(b)	—	Amended and Restated By-Laws of Registrant. (1)
3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4		—	Not Applicable.
5	(a)	—	Class I Distribution Agreement between Registrant and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(2)
5	(b)	—	Class A Distribution Agreement between Registrant and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(2)
5	(c)	—	Class B Distribution Agreement between Registrant and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(2)
5	(d)	—	Class C Distribution Agreement between Registrant and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(2)
6		—	None.
7		—	Custody Agreement between Registrant and Brown Brothers Harriman & Co.(1)
8	(a)	—	Administration Agreement between Registrant and Fund Asset Management, L.P.(2)
8	(b)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(1)
8	(c)	—	License Agreement relating to Use of Name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(1)
8	(d)	—	License Agreement relating to Use of Name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and Registrant.(1)
9		—	Opinion and consent of Swidler Berlin Shereff Friedman, LLP, counsel for Registrant.(2)
10	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
10	(b)	—	Consent of Swidler Berlin Shereff Friedman, LLP, counsel for the Registrant.
11		—	None.
12		—	Certificate of Fund Asset Management, L.P. (2)
13	(a)	—	Class A Distribution Plan and Class A Plan Sub-Agreement.(2)
13	(b)	—	Class B Distribution Plan and Class B Plan Sub-Agreement.(2)
13	(c)	—	Class C Distribution Plan and Class C Plan Sub-Agreement.(2)
14	(a)	—	Rule 18f-3 Plan.(1)
14	(b)	—	Power of Attorney for Officers, Directors and Trustees. (1)
14	(c)	—	Power of Attorney for Donald C. Burke by Directors.(2)
14	(d)	—	Power of Attorney for Donald C. Burke by Trustees.
15		—	Not Applicable.
16		—	Form of Code of Ethics.

(1)	Incorporated by reference to identically numbered exhibit (except for exhibit numbers 14(a) and 14(b) which are incorporated by reference to exhibit numbers 15(a) and 15(b), respectively) to Registrant’s initial Registration Statement on Form N-1A (File No. 333-72239).
(2)	Incorporated by reference to identically numbered exhibit (except for exhibit number 14(c) which is incorporated by reference to exhibit number 15(c)) to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (File No. 333-72239).
(3)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 2 to Mercury U.S. Small Cap Growth Fund of Mercury Asset Management Funds, Inc.’s Registration Statement on Form N-1A (File No. 333-85731).

C-1

Item 24. Persons Controlled By Or Under Common Control With Registrant.

 Mercury Asset Management Master Trust has sold interests of its series, Mercury Master Global Balanced Portfolio to the Registrant. Therefore, the Mercury Master Global Balanced Portfolio of Mercury Asset Management Master Trust is controlled by the Registrant.

Item 25. Indemnification.

Reference is made to Article V of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws and Section 2-418 of the Maryland General Corporation Law.

Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the Directors who are neither “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-party independent Directors”), after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and Director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or Director of the Registrant.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

C-2

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

 Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1997 for his own account or in the capacity of director, officer, partner or trustee.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Peter John Gibbs	Chairman and Chief Executive Officer	Director of Mercury Asset Management Ltd.; Director of Mercury Asset Management International Channel Islands Ltd.
Carol Consuelo Brooke	Deputy Chairman	Director of Merrill Lynch (UK) Pension Plan Trustees Limited; Director of Munich London Investment Management Ltd.; Director of Benenden School (Kent) Ltd., Cranbrook Kent, TN17 4AA; Director of Mercury Asset Management Pension Trustee Co. Ltd.
David Morris Fitzgerald Scott	Director	Director of Corporation of St. Lawrence College
Debra Anne Searle	Secretary	Secretary of Mercury Asset Management Ltd.; Secretary of Mercury Asset Management Group, Ltd.
John Eric Nelson	Director	None
Steve Warner Golann	Director	None

 Set forth below is a list of the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee. The address of each, unless otherwise stated, is 33 King William Street, London, England EC4R 9AS.

Ms. Searle also serves as officer of the following companies:

Forum House Limited; Grosvenor Alternate Partner Limited; Grosvenor General Partner Limited; Grosvenor Ventures Limited; Grosvenor Venture Managers Limited; 33 King William Street, Ltd.; Mercury Asset Management Employee Trust Co. Ltd.; Mercury Asset Management Finance Ltd.; Mercury Asset Management Group Services Ltd; Mercury Asset Management Holdings Ltd.; Mercury Asset Management No. 1 Limited; Mercury Asset Management No. 2 Limited; Mercury Asset Management Pension Trustee Co. Ltd.; Mercury Executor & Trustee Co. Ltd.; Mercury (Finance) Ltd., Mercury Fund Managers Limited; Mercury Financial Services Ltd.; Mercury Investment Management Limited; Mercury Investment Services Ltd.; Mercury Investment Trust Managers Ltd.; Mercury Life Assurance Company Ltd.; Mercury Life Limited; Mercury Life Nominees Ltd.; Mercury Private Equity Holdings Ltd.; Mercury Rowan Mullens Ltd.; Munich London Investment Management Ltd.; Mercury Private Equity MUST 3 Limited; Seligman Trust Limited; and Third Grosvenor Limited.

The address of each of the following is 25 Ropemaker Place, London, England EC4R 9AS.

Ms. Searle also serves as officer of the following companies:

Wimco Nominees Ltd.; SNC International (Holdings) Limited; SNC Securities Limited; SNCS Limited; Storey Saver Limited; Merrill Lynch Private Capital Limited; Merrill Lynch, Pierce, Fenner & Smith (Brokers &

C-3

Dealers) Limited; Merrill Lynch, Pierce, Fenner & Smith Limited; Mership Nominees Limited; ML Europe Property Ltd.; ML Invest Holdings Limited; ML Invest Limited; N.Y. Nominees Limited; Paramount Nominees Limited; Prismbond Limited; RNML Limited; S.N.C. Nominees Limited; Sealion Nominees Limited; Smith Bros (Services & Leasing) Limited; Smith Bros Nominees Limited; Smith Bros Participations Limited; Smith Bros PLC; SNC Corporate Finance Limited; SNC Financial Services; McIntosh Services (UK) Limited; Merrill Lynch (UK) Pension Plan Trustees Limited; Merrill Lynch Capital Markets Bank Limited; Merrill Lynch Equities Limited; Merrill Lynch Europe Funding; Merrill Lynch Europe Holdings Limited; Merrill Lynch Europe PLC; Merrill Lynch Financial Services Limited; Merrill Lynch Gilts (Nominees) Limited; Merrill Lynch Gilts Holdings Limited; Merrill Lynch Gilts Investments Limited; Merrill Lynch Gilts Limited; Merrill Lynch Group Holdings Limited; Merrill Lynch International; Merrill Lynch International Bank Limited; Merrill Lynch Investment Services Limited; Merrill Lynch Investments Limited; Merrill Lynch Limited; Merrill Lynch Nominees Limited; Benson Nominees Limited; C.P.W. Limited; Capital Markets; Chetwynd Nominees Limited; Citygate Nominees Limited; and CLO Funding Limited.

Set forth below is a list of each executive officer and director of Fund Asset Management, L.P. (“FAM”) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Asset Management, L.P. (“MLAM”)
Princeton Services	General Partner	General Partner of MLAM
Jeffrey M. Peek	President	President of MLAM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997
Terry K. Glenn	Executive Vice President

Executive Vice President of MLAM;
Executive Vice President and Director of Princeton
Services; President and Director of Princeton Funds
Distributor, Inc. (“PFD”); Director of Financial Data
Services, Inc.; President of Princeton Administrators

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of MLAM; Chief Operating Officer and Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999
Donald C. Burke	Senior Vice President, Treasurer and Director of Taxation

Senior Vice President and Treasurer of MLAM;
Senior Vice President and Treasurer of Princeton
Services; Vice President of PFD; First Vice President of
MLAM from 1997 to 1999; Vice President of MLAM from
1990 to 1997

Michael G. Clark	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Treasurer and Director of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1996 to 1997
Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999
Linda L. Federici	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Vincent R. Giordano	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

C-4

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Michael J. Hennewinkel	Senior Vice President and General Counsel	Senior Vice President and General Counsel of MLAM; Senior Vice President of Princeton Services
Philip L. Kirstein	Senior Vice President and Secretary	Senior Vice President and Secretary of MLAM; Senior Vice President, Director and Secretary of Princeton Services
Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Vice President of PFD
Stephen M.M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services
Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Brian A. Murdock	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Gregory D. Upah	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

 Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following two paragraphs, and Messrs. Doll, Giordano, and Monagle are officers of one or more of such companies.

FAM, located at P.O. Box 9011, Princeton, New Jersey 08543-9011, an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Large Cap Series Funds, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan

C-5

Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.

 MLAM, located at P.O. Box 9011, Princeton, New Jersey 08543-9011, an affiliate of the Investment Adviser, acts as investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

Mercury Asset Management International Ltd., an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies: Mercury Master Global Balanced Portfolio of Mercury Asset Management Master Trust (the “Trust”); Mercury Master Gold and Mining Portfolio of the Trust; Mercury Master International Portfolio of the Trust; Mercury Master Pan-European Growth Portfolio of the Trust; Mercury Master U.S. Large Cap Portfolio of the Trust; Mercury Master U.S. Small Cap Growth Portfolio of the Trust and Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds.

Item 27. Principal Underwriters.

(a) Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc., (“MFD”), acts as the principal underwriter for the Registrant and for each of the following open-end investment companies:

 Mercury Gold and Mining Fund of Mercury Asset Management Funds, Inc.; Mercury U.S. Large Cap Fund of Mercury Asset Management Funds, Inc.; Mercury U.S. Small Cap Growth Fund of Mercury Asset Management Funds, Inc.; Mercury International Fund of Mercury Asset Management Funds, Inc.; Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc.; Summit Cash Reserves Fund of Financial Institutions Series Trust; Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc.

A separate division of Princeton Funds Distributor, Inc. acts as the principal underwriter of other investment companies.

 (b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

C-6

(1) Name	(2) Positions and Offices With the Distributor	(3) Positions and Offices With Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
Michelle T. Lau	Vice President	None
Salvatore Venezia	Vice President	None
William Wasel	Vice President	None

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1) the registrant, Mercury Asset Management Funds, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

(2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

(3) the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109;

(4) the investment adviser, Mercury Asset Management International Ltd., 33 King William Street, London EC4R 9AS, England; and

(5) the sub-adviser and administrator, Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29. Management Services.

Other than as set forth under the caption “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management related service contract.

Item 30. Undertakings.

None.

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SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 3rd day of March, 2000.

MERCURY GLOBAL BALANCED FUND OF MERCURY ASSET MANAGEMENT FUNDS, INC.
(Registrant)
By: /s/ DONALD C. BURKE
(Donald C. Burke, Treasurer and Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date
	* (Jeffrey M. Peek)	President and Director (Principal Executive Officer)

	* (Terry K. Glenn)	Executive Vice President and Director

	/s/ DONALD C. BURKE (Donald C. Burke)	Treasurer (Principal Financial Accounting Officer) and Vice President	March 3, 2000

	* (David O. Beim)	Director

	* (James T. Flynn)	Director

	* (W. Carl Kester)	Director

	* (Karen P. Robards)	Director

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in Fact)		March 3, 2000

*	This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

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SIGNATURES

 Mercury Asset Management Master Trust has duly caused this Registration Statement of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 3rd day of March, 2000.

MERCURY ASSET MANAGEMENT MASTER TRUST
By: /s/ DONALD C. BURKE
(Donald C. Burke, Treasurer and Vice President)

This Registration Statement of Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc., has been signed below by the following persons in the capacities and on dates indicated.

	Signatures	Title	Date
	* (Jeffrey M. Peek)	President and Trustee (Principal Executive Officer)

	* (Terry K. Glenn)	Executive Vice President and Trustee

	/s/ DONALD C. BURKE (Donald C. Burke)	Treasurer (Principal Financial Accounting Officer) and Vice President	March 3, 2000

	* (David O. Beim)	Trustee

* (James T. Flynn)

	* (W. Carl Kester)	Trustee

	* (Karen P. Robards)	Trustee

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in Fact)		March 3, 2000

*	This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

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INDEX TO EXHIBITS
Exhibit Number		Description
10(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
10(b)	—	Consent of Swidler Berlin Shereff Friedman, LLP, counsel for the Registrant.
14(d)	—	Power of Attorney for Donald C. Burke by Trustees.
16	—	Form of Code of Ethics.

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